EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Success Holding Group International Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2014	By:	/s/ Chi Jui Hong
	Name:	Chi Jui Hong
	Title:	Chief Executive Officer

Dated: October 14, 2014	By:	/s/ Brian Kistler
	Name:	Brian Kistler
	Title:	Chief Financial Officer